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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 25, 1996 on the GIANT GROUP, LTD. and subsidiary's consolidated financial statements for the year ended December 31, 1995, included in this Form 10-K, into GIANT GROUP, LTD.'s previously filed Registration Statement File No. 33-16848.


                                           ARTHUR ANDERSEN LLP


Los Angeles, California
March 25, 1996